Information Services Agreement

     THIS INFORMATION SERVICES AGREEMENT (the "Agreement") is entered into by and among Coast to Coast Realty Group, Inc., a Florida corporation (the "Corporate Information Spokesperson"), and, AmeriNet Group.com, Inc., a Delaware publicly held corporation with a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended ("AmeriNet" and the "Exchange Act," respectively, AmeriNet and all subsidiaries of AmeriNet, whether current or subsequently formed or acquired, being collectively hereinafter
referred  to  as  "AmeriNet,"   and  AmeriNet  and  the  Corporate   Information
Spokesperson being sometimes hereinafter collectively to as the "Parties" or generically as a "Party").

                                    Preamble:

     WHEREAS, AmeriNet's board of directors is of the opinion that in light of their public status and the importance of dissemination of accurate and complete information concerning the business affairs of AmeriNet, it is critical to appoint one person with responsibility for gathering, verifying, securing required approvals and then disseminating information in full compliance with all applicable laws; and

     WHEREAS,  the  Corporate   Information   Spokesperson  is  experienced  and
thoroughly knowledgeable with the communications related obligations and restriction imposed on public companies by the Exchange Act, as well as by the Securities Act of 1933, as amended (the "Securities Act"); and

     WHEREAS, the Corporate Information Spokesperson is agreeable to serving as AmeriNet's Corporate Information Spokesperson on the terms and conditions hereinafter set forth:

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereby exchanged, as well as of the sum of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

                                   Witnesseth:

                                   Article One
                       Term, Renewals, Earlier Termination

1.1      Term.

     Subject to the provisions set forth herein, the term of this Agreement shall be deemed to commence on May 15, 2000, and continue until and including May 14, 2001, unless extended or earlier terminated by AmeriNet as hereinafter set forth.

1.2      Renewals.

     This Agreement shall be renewed automatically after expiration of the original term, on a continuing annual basis, unless the Party wishing not to renew this Agreement provides the other Party with written notice of its election not to renew ("Termination Election Notice") on or before the 30th day prior to termination of the then current term.

1.3      Earlier Termination.

     AmeriNet shall have the right to terminate this Agreement prior to the expiration of its Term or of any renewals thereof, subject to the provisions of
Section 1.4, for the following reasons:

(A)      For Cause:

         (1) AmeriNet may terminate the Corporate Information Spokesperson's employment under this Agreement at any time for cause.

         (2)   Such termination  shall be evidenced by written notice thereof to
               the  Corporate  Information  Spokesperson,   which  notice  shall
               specify the cause for termination.

         (3)   For purposes hereof, the term "cause" shall mean:

              (A) The inability of the Corporate Information Spokesperson, through sickness or other incapacity, to discharge his duties under this Agreement for 15 or more consecutive days or for a total of 30 or more days in a period of twelve consecutive months;

              (B) The refusal of the Corporate Information Spokesperson to follow the directions of AmeriNet's board of directors;

              (C) Dishonesty; theft; or conviction of a crime involving moral turpitude;

              (D) Material default in the performance by the Corporate Information Spokesperson of his obligations, services or duties required under this Agreement (other than for illness or incapacity) or materially breach of any provision of this Agreement, which default or breach has continued for five days after written notice of such default or breach.

(B)      Discontinuance of Business:

     In the event that AmeriNet discontinues operating its business, this Agreement shall terminate as of the last day of the month on which it ceases operation with the same force and effect as if such last day of the month were originally set as the termination date hereof.

(C)      Death:

     This Agreement shall terminate immediately on the death of the Corporate Information Spokesperson; however, all accrued compensation at such time shall be promptly paid to the Corporate Information Spokesperson's estate.

1.4      Final Settlement.

     Upon termination of this Agreement and payment to the Corporate Information Spokesperson of all amounts due him hereunder, the Corporate Information
Spokesperson or his representative shall execute and deliver to AmeriNet on a form prepared by AmeriNet, a receipt for such sums and a release of all claims, except such claims as may have been submitted pursuant to the terms of this Agreement and which remain unpaid, and, shall forthwith tender to AmeriNet all records, manuals and written procedures, as may be desired by it for the continued conduct of its business.


                                   Article Two
                         Scope of Consulting Activities

2.1      Retention.

     AmeriNet hereby engages the Corporate Information Spokesperson and the Corporate Information Spokesperson hereby accepts such engagement, in accordance with the terms, provisions and conditions of this Agreement.

2.2      General Description of Duties.

(A) The Corporate Information Spokesperson shall serve as the corporate information spokesperson for AmeriNet and its subsidiaries and shall perform the duties generally associated with the position of corporate information spokesperson thereof.

(B) Without limiting the generality of the foregoing, the Corporate Information Spokesperson shall:

    (1)   Serve as the principal point of contact between AmeriNet and:

        (a)      The media (print, electronic, voice and picture);

        (b)      The investment community;

        (c)      AmeriNet's security holders;

    (2)   Be responsible  for the collection and  maintenance of all information
          concerning   AmeriNet  and  for   verification  of  the  accuracy  and
          completeness thereof;

    (3) Assist in the preparation and distribution of regular reports of the activities of AmeriNet to the investment community, the press, AmeriNet's securities holders and the general public;

    (4) Assist in development and implement all public relations programs required by AmeriNet;

    (5) Be responsible for securing prior written approval for the release of any information concerning AmeriNet from any regulatory authorities (e.g., the Securities and Exchange Commission [the "Commission") or self regulatory organizations (e.g., the National Association of Securities Dealers, Inc. [the "NASD"]) having jurisdiction over dissemination of such information; the boards of directors and chief executive officers of AmeriNet, and from AmeriNet's legal counsel;

    (6) Maintain orderly and easy to find records of all corporate information released by him.

    (7)   (a)  Assist AmeriNet to develop and implement  written  procedures for dissemination of information in compliance with the restrictions on dissemination of material inside information contained in Commission Regulation FD, Sections 20 and 21A of the Exchange Act and in compliance with the requirements of Section 17(b) of the Securities Act;

          (b)  Assist  AmeriNet to acquaint its personnel with such  procedures;
               and

          (c) Monitor compliance with such procedures by AmeriNet personnel with which the Corporate Information Spokesperson regularly deals in the performance of his obligations under this Agreement.

(C) To fulfill these primary responsibilities, the Corporate Information Spokesperson will make himself available to consult with the board of directors, officers, employees and representatives and agents of AmeriNet at reasonable times, concerning matters pertaining to:

     (1) Dissemination of information pursuant to AmeriNet's obligations under the Exchange Act in compliance with the restrictions on dissemination of material inside information contained in Sections 20 and 21A thereof and Regulation FD promulgated thereunder, and in compliance with the requirements of Section 17(b) of the Securities Act; and,

     (2) Improving and expanding AmeriNet's relationship with the various members and components of the investment community for purposes of facilitating its capital raising abilities and providing liquidity in the trading of its securities.

(D) The Corporate Information Spokesperson will, at the request of AmeriNet, assist in the preparation of written reports on financial, accounting, or marketing matters, review financial information, analyze markets and report to AmeriNet's chief executive officer, chief operating officer, chief financial officer, chief legal officer, president, vice-presidents, secretary or treasurer on proposed investment opportunities.

(E)  The Corporate Information Spokesperson will:

     (1) Provide liaison services to AmeriNet with respect to AmeriNet's relationships with unaffiliated third parties;

     (2) Help to organize and disseminate corporate information to potential investors;

     (3) Assist AmeriNet in obtaining and retaining listing on at least three investor websites, each with hundreds of thousands of investors as members; and

     (4)  Respond to telephone calls, faxes and e-mails pertaining to:

          (a) Releases of information to the public or the investment community by AmeriNet or involving AmeriNet; and

          (b) Communications with AmeriNet stockholders and potential AmeriNet stockholders in response to general communications from AmeriNet or involving AmeriNet.

     (5)  Send AmeriNet's story and profile to targeted investor leads.

     (6) Subject to full compliance with restrictions imposed by the Securities Act, the Exchange Act and applicable state securities laws and regulations, implement a phone promotion team to contact brokers, broker dealers, portfolio managers, institutional investors and other qualified sophisticated investors and follow up on investor leads to assure their receipt of adequate information in a manner not violative of applicable laws or civil standards of appropriate conduct, and to verify their interest, if any, in additional information or access to AmeriNet facilities, officers or staff members.

     (7) Subject to full compliance with the requirements of Section 17(b) of the Securities Act, to the extent applicable, solicit the publication of information concerning AmeriNet in periodicals.

     (8) Perform such other duties as are assigned to him by AmeriNet's board of directors, subject to compliance with all applicable laws and fiduciary obligations.

(F) In amplification of more specific references throughout this Agreement, the Corporate Information Spokesperson will not directly or through intermediaries, perform any activities that would constitute violations of federal or applicable state securities law either on behalf of AmeriNet or the Corporate Information Spokesperson.

(G) The Corporate Information Spokesperson covenants to perform his employment duties in good faith, devoting such of his business time, energies and abilities to the proper and efficient management and execution thereof as may reasonably be required.

2.3      Acknowledgments

(A)      It is acknowledged and agreed by AmeriNet that:

     (1) The Corporate Information Spokesperson carries no professional licenses and is not rendering legal advice, performing accounting services or acting as an investment advisor or broker-dealer within the meaning of applicable state and federal securities laws.

     (2) The services to be provided to AmeriNet hereunder are presently not contemplated to be rendered in connection with the offer and sale of securities in a capital raising transaction, such as would require registration as a broker or dealer in securities under applicable state or federal securities laws.

     (3) The services of the Corporate Information Spokesperson will not be exclusive to AmeriNet nor will the Corporate Information Spokesperson be required to render any specific number of hours or assign specific personnel to AmeriNet or its projects.

     (4) (a) Subject to its obligation to maintain the confidentiality of AmeriNet's confidential or proprietary information, the Corporate Information Spokesperson will be free to perform services for other persons.

         (b) The Corporate Information Spokesperson will notify AmeriNet in writing of its intent to perform services for any other person which could conflict with its obligations under the Agreement.

         (c) Upon receiving such notice, AmeriNet may terminate this Agreement or consent to the Corporate Information Spokesperson's outside consulting activities.

         (d)   Failure  by   AmeriNet  to  notify  the   Corporate   Information
               Spokesperson in writing of its decision to terminate this Agreement within seven days after receipt of written notice of conflict will be presumed to constitute AmeriNet's consent to the Corporate Information Spokesperson's outside consulting services disclosed.

     (5) (a)   The  obligations  of  the  Corporate   Information   Spokesperson
               described in this Agreement consist solely of the furnishing of information and advice to AmeriNet in the form of services.

         (b) In no event will the Corporate Information Spokesperson be required by this Agreement to represent or make management decisions for AmeriNet.

         (c) All final decisions with respect to acts and omissions of AmeriNet or any affiliates and subsidiaries, will be those of AmeriNet or such affiliates and subsidiaries, and the Corporate Information Spokesperson will under no circumstances be liable for any expense incurred or loss suffered by AmeriNet as a consequence of such acts or omissions.

(B) (1) The Corporate Information Spokesperson recognizes and acknowledges that he has and will have access to certain confidential information of AmeriNet and its affiliates that is the valuable, special and unique assets and property of AmeriNet and such affiliates.

     (2) The Corporate Information Spokesperson will not, during the term of this Agreement or thereafter, disclose, without the prior written consent or authorization of AmeriNet, any of such information to any person, for any reason or purpose whatsoever.

     (3) In this regard, the Corporate Information Spokesperson agrees that authorization or consent to disclose by AmeriNet may be conditioned upon the disclosure being made pursuant to a secrecy agreement, protection order, provision of statute, rule, regulation or procedure under which the confidentiality of the information is maintained in the hands of the person to whom the information is to be disclosed or in compliance with the terms of a judicial order or administrative process.

(C) AmeriNet will not be responsible for policing the actions of the Corporate Information Spokesperson or its agents or employees, whether or not related to the services provided under this Agreement but instead, is relying on the directives in this Agreement that all actions undertaken by the Corporate Information Spokesperson or its agents or employees on behalf of AmeriNet, whether under this Agreement or otherwise, will be in full compliance with all applicable laws and their implementing rules and regulations, as well as in compliance with the legally recognized rights of third Parties, whether pursuant to specific codes, statutes or common law, consequently, it shall not be responsible to anyone for any expense incurred or loss suffered by them as a consequence of any acts or omissions by the Corporate Information Spokesperson or its agents or employees.

2.4  Duties and Obligations of AmeriNet

(A) AmeriNet will furnish to the Corporate Information Spokesperson such current information and data as necessary for the Corporate Information Spokesperson to understand and base its advice to AmeriNet, and will provide such current information on a regular basis, including at a minimum:

     (1) Current balance sheet, income statement, cash flow analysis and sales projections; officers and directors resumes or curriculum vitae; and,

     (2) Shareholder(s) list; debenture or preferred stock or option or warrant agreements which may affect the number of shares to be issued or outstanding, provided that the Corporate Information Spokesperson may not sell, transfer or use any of such information for any purpose other than performance of its obligations under this Agreement.

(B) AmeriNet will furnish the Corporate Information Spokesperson with full and complete copies of all filings with all federal and states securities agencies, with full and complete copies of all shareholder reports and communications whether or not prepared with assistance of the Corporate Information Spokesperson; with all data and information supplied to any analyst, broker/dealer, market-maker, or any other member of the financial community, including specifically most recently filed Form 10-KSB, Form 15c2(11) or offering documents pursuant to the Securities Act.

(C) During the term of this Agreement, AmeriNet will notify the Corporate Information Spokesperson of any private or public offering of its securities, including those registered with the Commission on Forms S-8 or Regulations S or A, at least one day prior to the time they are filed, in order to permit the Corporate Information Spokesperson to terminate any activities that would violate AmeriNet's obligations under the Securities Act to refrain from public information related activities during any so called "quiet periods."

(D) AmeriNet will be responsible for advising the Corporate Information Spokesperson of any information or facts which would affect the accuracy of any prior data and information furnished to the Corporate Information Spokesperson.

2.5  Status.

(A)  The Corporate Information Spokesperson shall:

     (1) Serve as an independent contractor for AmeriNet, as such concept is defined for purposes of the United States Internal Revenue Code of 1986, as amended (the "Code"), and shall have no authority to act as an agent of AmeriNet, or to bind AmeriNet or its subsidiaries as a principal or agent thereof, all such functions being reserved to their officers as specified by their boards of directors and in compliance with the requirements of their constituent documents.

     (2)  Nothing in this  Agreement  shall be construed  or shall  constitute a
          partnership,    joint   venture,    employer-employee    relationship,
          lessor-lessee relationship, or principal-agent relationship.

    (3) In amplification of the foregoing, the Corporate Information Spokesperson shall be responsible for providing his own office facilities and supporting personnel and payment of all expenses associated with provision of services unless other arrangements are pre-approved in writing by AmeriNet and shall generally determine the time and place for the performance of the Corporate Information Spokesperson's services under this Agreement, provided that such time and place must be reasonable under the circumstances and acceptable to AmeriNet.

     (4) Consequently, throughout the term of this Agreement, the Corporate Information Spokesperson shall serve as an independent contractor, as that term is defined, without limitation, by the Code , and in conjunction therewith, shall be responsible for all of the Corporate Information Spokesperson's tax reporting and payment obligations.

(B) The Corporate Information Spokesperson hereby covenants and agrees that he shall not hold himself out as an authorized agent of AmeriNet unless such authority is specifically assigned to him, on a case by case basis, by the board of directors of the Constituent Corporation involved, pursuant to a duly adopted resolution which remains in effect.

(C) The Corporate Information Spokesperson hereby represents and warrants to AmeriNet that he is subject to no legal, self regulatory organization (e.g., National Association of Securities Dealers, Inc.'s bylaws) or regulatory impediments to the provision of the services called for by this Agreement, or to receipt of the compensation called for under this Agreement or any supplements thereto; and, the Corporate Information Spokesperson hereby irrevocably covenants and agrees to immediately bring to the attention of AmeriNet any facts required to make the foregoing representation and warranty continuingly accurate throughout the term of this Agreement, or any supplements or extensions thereof.

2.6  Limitations on Services

(A) The Parties recognize that certain responsibilities and obligations are imposed by federal and state securities laws and by the applicable rules and regulations of stock exchanges, the National Association of Securities Dealers, Inc., in-house "due diligence" or "compliance" departments of Licensed Securities Firms, etc.; accordingly, the Corporate Information Spokesperson agrees that he will not:

     (1) Release any financial or other material information or data about AmeriNet without the prior written consent and approval of AmeriNet's legal counsel;

     (2)  Conduct  any  meetings  with  financial   analysts  without  informing
          AmeriNet's legal counsel and board of directors in advance of the proposed meeting and the format or agenda of such meeting;

     (3) Release any information or data about AmeriNet to any selected or limited person(s), entity, or group if the Corporate Information Spokesperson is aware that such information or data has not been generally released or promulgated.

(B) In any circumstances where the Corporate Information Spokesperson is describing the securities of AmeriNet to a third party, the Corporate Information Spokesperson shall disclose to such person any compensation received from AmeriNet to the extent required under any applicable laws, including, without limitation, Section 17(b) of the Securities Act.

(C) In rendering his services, the Corporate Information Spokesperson shall not disclose to any third party any confidential non-public information furnished by AmeriNet or otherwise obtained by him with respect to AmeriNet.

(D) The Corporate Information Spokesperson shall restrict or cease, as directed by AmeriNet, all efforts on behalf of AmeriNet, including all dissemination of information regarding AmeriNet, immediately upon receipt of in structions (in writing by fax or letter) to that effect from AmeriNet.

(E) If the Corporate Information Spokesperson learns of any pending public securities offering to be made or expected to be by made AmeriNet, the Corporate Information Spokesperson shall immediately cease any public relations activities on behalf of AmeriNet until receipt of written instructions from AmeriNet's legal counsel as to how to proceed, and thereafter shall proceed only in accordance with such written instructions.

(F) The Corporate Information Spokesperson shall not take any action which would in any way adversely affect the reputation, standing or prospects of AmeriNet or AmeriNet or which would cause AmeriNet or AmeriNet to be in violation of applicable laws.


                                  Article Three
                                  Compensation

(A) As consideration for the Corporate Information Spokesperson's services to the AmeriNet the Corporate Information Spokesperson shall be entitled to the greater of 10,000 shares of AmeriNet's common stock or $5,000 of AmeriNet's common stock, based on its average reported closing price per month therefor reported on the over the counter electronic bulletin board operated by the National Association of Securities Dealers, Inc., a Delaware corporation and self regulatory organization registered with the Commission under the Exchange Act (the "OTC Bulletin Board" and the "NASD," respectively), payable at the end of each month that services are provided.

(B)  The  Corporate  Information   Spokesperson  hereby  represents,   warrants,
     covenants and acknowledges that:

     (1) The securities being issued as compensation under Section 3.1(a) of this Agreement (the "Securities") will be issued without registration under the provisions of Section 5 of the Securities Act or the securities regulatory laws and regulations of the State of Florida, pursuant to exemptions provided pursuant to Section 4(6) of the Act and comparable provisions of the Florida Act, and that he qualifies as an accredited investor, as that term is defined in Rule 501 of Commission Regulation D;

     (2) The Corporate Information Spokesperson shall be responsible for preparing and filing any reports concerning this transaction with the Florida Division of Securities (none being expected), and payment of any required filing fee (none being expected);

     (3) All of the Securities will bear legends restricting their transfer, sale, conveyance or hypothecation unless such Securities are either registered under the provisions of Section 5 of the Act and under the Florida Act, or an opinion of legal counsel, in form and substance satisfactory to legal counsel to AmeriNet is provided to AmeriNet's legal counsel to the effect that such registration is not required as a result of applicable exemptions therefrom;

     (4) AmeriNet's transfer agent shall be instructed not to transfer any of the Securities unless the legal counsel for AmeriNet advises it that such transfer is in compliance with all applicable laws;

     (5) The Corporate Information Spokesperson is acquiring the Securities for his own account, for investment purposes only, and not with a view to further sale or distribution; and

     (6) The Corporate Information Spokesperson or his advisors have examined AmeriNet's reports filed with the Commission pursuant to the Exchange Act and its books and records and questioned its officers and directors as to such matters involving AmeriNet as he deemed appropriate.


                                  Article Four
                                Special Covenants

4.1  Confidentiality.

(A) The Corporate Information Spokesperson acknowledges that, in and as a result of his retention under this Agreement, he will be developing for
     AmeriNet, making use of, acquiring and/or adding to, confidential information of special and unique nature and value relating to such matters as AmeriNet's trade secrets, systems, procedures, manuals, confidential reports, personnel resources, strategic and tactical plans, advisors, clients, investors and funders; consequently, as material inducement to AmeriNet's entry into this Agreement, the Corporate Information Spokesperson hereby covenants and agrees that he shall not, at anytime during or following the terms of his retention under this Agreement, directly or indirectly, personally use, divulge or disclose, for any purpose whatsoever, any of such confidential information which has been obtained by or disclosed to him as a result of his association with AmeriNet, or AmeriNet's affiliates.

(B) In the event of a breach or threatened breach by the Corporate Information Spokesperson of any of the provi sions of this Section 4.1, AmeriNet, in addition to and not in limitation of any other rights, remedies or damages available to AmeriNet, whether at law or in equity, shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by the Corporate Information Spokesperson, or by the Corporate Information Spokesperson's partners, agents, representatives, servants, employers, employees, affiliates and/or any and all persons directly or indirectly acting for or with him.

4.2  Special Remedies.

     In view of the irreparable harm and damage which would undoubtedly occur to AmeriNet as a result of a breach by the Corporate Information Spokesperson of the covenants or agreements contained in this Article Four, and in view of the lack of an adequate remedy at law to protect AmeriNet's interests, the Corporate Information Spokesperson hereby covenants and agrees that AmeriNet shall have the following additional rights and remedies in the event of a breach hereof:

(A) The Corporate Information Spokesperson hereby consents to the issuance of a permanent injunction enjoining him from any violations of the covenants set forth in Section 4.1 hereof; and

(B) Because it is impossible to ascertain or estimate the entire or exact cost, damage or injury which AmeriNet may sustain prior to the effective enforcement of such injunction, the Corporate Information Spokesperson hereby covenants and agrees to pay over to AmeriNet, in the event he violates the covenants and agreements contained in Section 4.2 hereof, the greater of:

     (1) Any payment or compensation of any kind received by him because of such violation before the issuance of such injunction, or

     (2) The sum of One Thousand ($1,000.00) Dollars per violation, which sum shall be liquidated damages, and not a penalty, for the injuries suffered by AmeriNet as a result of such violation, the Parties hereto agreeing that such liquidated damages are not intended as the exclusive remedy available to AmeriNet for any breach of the covenants and agreements contained in this Article Four, prior to the issuance of such injunction, the Parties recognizing that the only adequate remedy to protect AmeriNet from the injury caused by such breaches would be injunctive relief.

4.3  Cumulative Remedies.

     The Corporate Information Spokesperson hereby irrevocably agrees that the remedies described in Section 4.3 hereof shall be in addition to, and not in limitation of, any of the rights or remedies to which AmeriNet is or may be entitled to, whether at law or in equity, under or pursuant to this Agreement.

4.4  Acknowledgment of Reasonableness.

(A) The Corporate Information Spokesperson hereby represents, warrants and acknowledges that he has carefully read and considered the provisions of this Article Four and, having done so, agrees that the restrictions set forth herein are fair and reasonable and are reasonably required for the protection of the interests of AmeriNet, its officers, directors and other employees; consequently, in the event that any of the above-described restrictions shall be held unenforceable by any court of competent jurisdiction, the Corporate Information Spokesperson hereby covenants, agrees and directs such court to substitute a reasonable judicially enforceable limitation in place of any limitation deemed unenforceable and, the Corporate Information Spokesperson hereby covenants and agrees that if so modified, the covenants contained in this Article Four shall be as fully enforceable as if they had been set forth herein directly by the Parties.

(B) In determining the nature of this limitation, the Corporate Information Spokesperson hereby acknowledges, covenants and agrees that it is the intent of the Parties that a court adjudicating a dispute arising hereunder recognize that the Parties desire that this covenant not to compete be imposed and maintained to the greatest extent possible.

4.5  Unauthorized Acts.

     The Corporate Information Spokesperson hereby covenants and agrees that he will not do any act or incur any obligation on behalf of AmeriNet of any kind whatsoever, except as authorized by the board of directors of the subject entity or by its stockholders pursuant to duly adopted stockholder action.

4.6  Covenant not to Disparage

     The Corporate Information Spokesperson hereby irrevocably covenants and agrees that during the term of this Agreement and after its termination, he will refrain from making any remarks that could be construed by anyone, under any circumstances, as disparaging, directly or indirectly, specifically, through innuendo or by inference, whether or not true, about the Consolidated Company, its constituent members, or their officers, directors, stockholders, employees, agent or affiliates, whether related to the business of the Consolidated Company, to other business or financial matters or to personal matters.

                                  Article Five
                                  Miscellaneous

5.1  Notices.

(A) All notices, demands or other communications hereunder shall be in writing, and unless otherwise provided, shall be deemed to have been duly given on the first business day after mailing by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                   To the Corporate Information Spokesperson:
      Coast to Coast Realty Group, Inc. : 250 Southeast Mizner, Suite 503 ,
                           Boca Raton, Florida 33432
     Telephone (561) 654-7745; Fax (561) 362-0931; e-mail cscimeca@yahoo.com
                 Federal Tax Identification Number __-_________;

                                  To AmeriNet:
                            AmeriNet Group.com, Inc.
               2500 North Military Trail, Suite 225-C; Boca Raton,
        Florida 33431 Telephone (561) 998-3435, Fax (561) 998-4635; and,
                         e-mail larry@amerinetgroup.com;
             Attention: Edward C. Dmytryk, President; with a copy to

                            AmeriNet Group.com, Inc.
                   1941 Southeast 51st Terrace; Ocala, Florida
            34471 Telephone (352) 694-6661, Fax (352) 694-1325; and,
                          e-mail vanessa@atlantic.net;
            Attention: Vanessa H. Lindsey, Secretary; with a copy to

                           The Yankee Companies, Inc.
        2500 North Military Trail, Suite 225-C; Boca Raton, Florida 33431 Telephone (561) 998-2025, Fax (561) 998-3425; and, e-mail carrington@flinet.com
                   Attention: Leonard Miles Tucker, President

     or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

(B) (1) The Parties acknowledge that the Yankee Companies, Inc., a Florida corporation ("Yankees") serves as a strategic consultant to AmeriNet and has acted as scrivener for the Parties in this transaction but that Yankees is neither a law firm nor an agency subject to any professional regulation or oversight.

     (2) Because of the inherent conflict of interests involved, Yankees has advised all of the Parties to retain independent legal and accounting counsel to review this Agreement and its exhibits and incorporated materials on their behalf.

(c) The decision by any Party not to use the services of legal counsel in conjunction with this transaction shall be solely at their own risk, each Party acknowledging that applicable rules of the Florida Bar prevent AmeriNet's legal counsel, who has reviewed, approved and caused modifications on behalf of AmeriNet, from representing anyone other than AmeriNet in this transaction.

5.2  Amendment.

     No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the Party against which the enforcement of said modification, waiver, amendment, discharge or change is sought.

5.3  Merger.

(A) This instrument contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(B) All prior agreements whether written or oral, are merged herein and shall be of no force or effect.

5.4  Survival.

     The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

5.5  Severability.

     If any provision or any portion of any provision of this Agreement, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be effected thereby.

5.6  Governing Law.

     This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Delaware, except for any choice of law provisions that would result in the application of the law of another jurisdiction.

5.7  Third Party Reliance.

     Legal counsel to and accountants for the Parties as well as the officers and directors of AmeriNet, shall be entitled to rely upon this Agreement.

5.6  Venue.

     Any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in Marion County, Florida.

5.7  Dispute Resolution

(A) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

(B) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

     (1) (a) First, the issue shall be submitted to mediation before a mediation service in Marion County, Florida, to be selected by lot from six alternatives to be provided, three by AmeriNet and three by the Corporate Information Spokesperson.

         (b) The mediation efforts shall be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

     (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Marion County, Florida to be selected by lot, from six alternatives to be provided, three by AmeriNet and three by the Corporate Information Spokesperson.

     (3) (a)    Expenses of mediation shall be borne by AmeriNet, if successful.

         (b) Expenses of mediation, if unsuccessful and of arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

         (c)   If the terms of the arbitral  award do not establish a prevailing
               Party,   then  the  expenses  of   unsuccessful   mediation   and
               arbitration shall be borne equally by the Parties.

5.8  Benefit of Agreement.

(A) This Agreement may not be assigned by the Corporate Information Spokesperson without the prior written consent of AmeriNet; however, the Corporate Information Spokesperson shall be free to delegate his duties hereunder in conformity with his status as an independent contractor.

(B) Subject to the restrictions on transferability and assignment contained herein, the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representative, estate, heirs and legatees.

5.9  Interpretation.

(A) The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation."

(B) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(C) The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

(D) All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

(E) The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

5.10 Further Assurances.

     The Parties hereby agree to do, execute, acknowledge and deliver or cause to be done, executed or acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, records and other documents, as may, from time to time, be required herein to effect the intent and purposes of this Agreement.

5.11 Counterparts.

(A)  This Agreement may be executed in any number of counterparts.

(B) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Securities and Exchange Commission.

5.12 License.

(A) This Agreement is the property of Yankees and the use hereof by the Parties is authorized hereby solely for purposes of this transaction.

(B) The use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

(C) This Agreement shall not be more strictly interpreted against any Party as a result of its authorship.

5.13 Waiver.

     No waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing and signed by each party hereto.

     In Witness Whereof, the Parties have executed this Agreement, effective as of the last date set forth below.

Signed, Sealed & Delivered
         In Our Presence
                                        Corporate Information Spokesperson
/s/ Nancy Molinari

/s/ Leonard Miles Tucker                  /s/ Charles J. Scimeca
                                              Charles J. Scimeca, President
                                              Coast to Coast Realty Group, Inc.
Dated:   March  5, 2001

                                              AmeriNet Group.com, Inc.
/s/ Jennifer Mitchem

/s/ Sally Ann Stroberg                    By: /s/ Edward C. Dmytryk
                                                  Edward C. Dmytryk, President
(CORPORATE SEAL)
                                      Attest: /s/ Vanessa H. Lindsey
                                                  Vanessa H. Lindsey, Secretary
Dated:   March 6, 2001